UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 22, 2005

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way

Foster City, California 94404

(650) 513-7000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On December 22, 2005, Equinix Inc., a Delaware corporation (“Assignor”) and Equinix Operating Co., Inc. (“Assignee”) a Delaware corporation and wholly owned subsidiary of Assignor, entered into an Assignment and Assumption of Lease (“Assignment”) with Eden Ventures LLC, a Delaware limited liability company (“Landlord”). The Assignment assigns all right, title, interest and responsibility under the original Deed of Lease dated April 21, 2004, as amended, by and between Landlord and Assignor, regarding the leased premises located at 44470 Chilum Place, Ashburn, Virginia. The Assignment is effective as of January 1, 2006. Other than the Deed of Lease referenced above, Assignor and its subsidiaries have no material relationship with Landlord.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

*Please refer to the December 22, 2005 Assignment to Equinix Operating Co., Inc. as disclosed in Item 1.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: December 28, 2005	By:	/s/ KEITH D. TAYLOR
Keith D. Taylor
Chief Financial Officer